Exhibit 99.1

June 2026 A Capital Light, Hardware Agnostic & Software-First Quantum Platform Strictly Private & Confidential Investor Presentation

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (2) Strictly Private & Confidential Strictly Private & Confidential 2 Disclaimers IMPORTANT: YOU MUST READ THE FOLLOWING BEFORE READING THIS DOCUMENT. For the attention of the recipient only and not for distribution. This document has been prepared by Terra Quantum AG (the "Company") and Axiom Intelligence Acquisition Corp. 1 (the "SPAC" or "Axiom"), on a confidential basis, strictly for discussion purposes only with the limited recipients of this document ("you") in relation to the Company's proposed business combination with Axiom, and other related transactions, including a potential financing (the "Transaction"). No Offer or Solicitation. This document does not constitute or form part of any offer or invitation to sell or issue, any offer or inducement or invitation or commitment to purchase or subscribe for, or any solicitation of any offer to purchase or subscribe for, any securities in connection with the Transaction. Neither this document, nor any part of it, nor the fact of its distribution shall form the basis of, or be relied on in connection with, any contract or investment decision. This document is preliminary, indicative, and subject to updating, correction, and amendment in its entirety. It is made available solely for discussion and feedback purposes and does not, and is not intended to, constitute any invitation or solicitation regarding any investment in securities of the Company or Axiom or purport to contain the information that would be required to evaluate Axiom or the Company, its financial position, or make any investment decision. This document is not intended to provide, and should not be relied on for, accounting, legal, or tax advice, nor does it constitute a recommendation to you from anyone regarding the Transaction. Recipient Representations. By reviewing this document, you represent that you are able to receive this document without contravention of any legal or regulatory restrictions applicable to you and that you will not use this information as the sole basis for any investment decision. You should not subscribe for any shares on the basis of the preliminary information contained in this presentation. Any investment decision (if any offer to buy securities were made to you in due course by the Company, Axiom, or any successor public company) should be made solely on the basis of such review, verification, and analysis processes in relation to Company information and the relevant industry sector and market (including publicly available information, information obtained in your due diligence investigations, and such information disclosed in the Company's data room, if and when you are provided access to such data room) as you may deem appropriate and sufficient to conduct prior to any investment decision by you. No prospectus will be published by the Company in relation to the Transaction. Independent Assessment. You are solely responsible for your own assessment of the Transaction, and you must and will conduct your own analysis and be solely responsible for forming your own view of the value and potential future performance of the Company, Axiom, and any combined company resulting from the proposed business combination. Any proposal regarding a possible Transaction between the Company or a shareholder of the Company and you will only give rise to any contractual obligations if and when a definitive agreement in relation to such Transaction has been agreed and executed by the Company, a relevant shareholder (if any), and you. No Reliance. No reliance may be placed for any purposes whatsoever on the information contained in this document or on its completeness. The receipt of this document shall not confer any rights or remedies on the recipient or anyone else who reads it. Information included in this presentation is subject to updating, revision, verification, correction, and amendment. No Duty to Update. Neither the Company nor Axiom nor any financial institution acting in connection with the Transaction, including Merrill Lynch International (a "Bank"), is under any obligation to update, correct, or keep current the information contained in this document. No representation or warranty, express or implied, is given by or on behalf of the Company, Axiom, or the Bank or any of their respective subsidiary undertakings, holding companies, affiliates, agents, or advisers, or any of such entities' and persons' affiliates, directors, officers, or employees, or any other person, as to the fairness, reasonableness, adequacy, accuracy, completeness, or verification of the information or the opinions contained in this document, and no responsibility or liability is accepted for any such information or opinions by any of the aforementioned. Each of the Company, Axiom, the Bank, and their respective subsidiary undertakings, holding companies, affiliates, agents, advisers, and such entities' and persons' affiliates, directors, officers, and employees accordingly disclaim all and any responsibility and liability whatsoever, whether arising in tort, contract, or otherwise, for any errors, omissions, or inaccuracies in such information or opinions, or for any loss, cost, or damage suffered or incurred from any use of this document or its contents or otherwise in connection with this document. You must make any investment decisions, if you choose to in the future, in respect of the Company, Axiom, or the proposed business combination in reliance on your own judgment and due diligence of the Company, its business, and all available information thereon, and not in reliance on the Bank or this document. Role of the Bank. The Bank is acting exclusively for the Company and for no one else in connection with the Transaction and will not regard any other person (whether or not a recipient of this document) as a client in relation to the Transaction and will not be responsible to any other person for providing the protections afforded to their respective clients, or for advising any such person on the contents of this document or in connection with the Transaction. Neither the Company nor the Bank is providing you any advice on the suitability of the matters set out in this document or otherwise providing you with any investment advice or personal recommendations in relation to any investment in the Company. Any presentations, research, or other information communicated or otherwise made available to you in this document, or in any subsequent private placement process, presentations, or meetings, is incidental to the provision of services by the Bank to the Company and is not based on your individual circumstances or part of any service being provided to you by the Bank. Confidentiality. This document and its contents are confidential and may not be copied, reproduced, redistributed, published, or passed on, directly or indirectly, to any other person, or published, in whole or in part, for any purpose, and shall be immediately returned along with any copies made, or destroyed, at any time at the request of the Company. You shall keep your relationship with the Company confidential with regard to the Transaction and shall not disclose to any third party that you have been given this document or that you may be assessing your interest in the Transaction. Failure to comply with these restrictions may constitute a breach of contract, a tortious act, and a violation of applicable securities laws. Certain information contained in this document is non-public, proprietary, and highly confidential information. Accordingly, by accepting and reading this document, you will be deemed to, and you do, expressly agree to keep confidential and not to disclose any information contained herein except as may be required by law. Material Non-Public Information. The information contained in this document may constitute material non-public information concerning the Company and or Axiom. You are hereby notified that United States federal and state securities laws, as well as equivalent laws of other jurisdictions, prohibit any person who has received material non-public information from purchasing or selling securities of any issuer to which that information relates, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. You agree that you will not trade in securities of the Company, Axiom, or any related entity on the basis of the information contained herein until such time as the information has been made public or is no longer material. Third-Party Information. Certain information contained in this document has been obtained from published and non-published sources prepared by other parties, which in certain cases have not been updated to the date hereof. While such information is believed by the Company to be reliable for the purpose used in this document, none of the Company or the Bank assumes any responsibility or liability for the accuracy, completeness, or suitability of such information, and such information has not been independently verified by the Company or the Bank. Except where otherwise indicated herein, the information provided in this document is based on matters believed to exist as of the date of preparation and not as of any future date, and will not be updated or otherwise revised to reflect information that subsequently becomes available or circumstances existing or changes occurring after the date hereof. Financial Information. Any financial information contained in this document regarding the Company and its group ("Financial Information") has been obtained from information prepared by the management of the Company for internal purposes only and not with a view toward disclosure to third parties, and may not comply with International Financial Reporting Standards or US GAAP. No attempt has been made by the Company to audit or verify the Financial Information or any other financial information herein. The Financial Information should not be taken as a reliable indication of projected financial performance or any other matter.

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (3) Strictly Private & Confidential Strictly Private & Confidential 3 Disclaimers (Cont.) IMPORTANT: YOU MUST READ THE FOLLOWING BEFORE READING THIS DOCUMENT. For the attention of the recipient only and not for distribution. This document has been prepared by Terra Quantum AG (the "Company"), on a confidential basis, strictly for discussion purposes only with the limited recipients of this document ("you") in relation to the Company's consideration of its strategic options and the feasibility of, and potential for, a private placement of equity securities of the Company (the "Transaction"). Forward-Looking Statements. The Financial Information and other portions of this document may include certain forward-looking statements and forecasts including, without limitation, statements with respect to the Company's projected revenue, operating income, EBITDA, cash flow from operations, and free cash flow, financial condition and results of operations relating to certain business and cost savings, management's plans and objectives for relevant assets, and overall aims and targets. These statements, projections, aims, targets, and forecasts involve significant risk and uncertainty. They relate to events and depend on circumstances that may or may not occur in the future. Accordingly, they cannot be guaranteed, assured, or relied upon. The assumptions and estimates underlying such targeted, estimated, or projected Financial Information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties that could cause actual results to differ materially from those contained in this document. No representation is made that any of these statements or forecasts will come to pass or that any forecast result will be achieved. Actual outcomes are highly likely to vary from any such forward-looking statements or projections, and such variations may be material. There are a number of factors that could cause actual results and developments to differ materially from any of those expressed or implied by any such statements and forecasts, including, but not limited to: counterparty risk; reduced consumer appetite for the product; technology risks (including risks inherent in early-stage quantum computing technologies, uncertain commercialization timelines, and rapid technological change); intellectual property risks; regulatory risks (including evolving export control, national security, and dual-use technology regulations applicable to quantum technologies); the ability to achieve cost savings; exposure to fluctuations in exchange rates for foreign currencies; inflation; competition from well-capitalized incumbents and new market entrants; dependence on continued research and development funding; and adverse economic conditions. Forward-looking statements may also relate to the Transaction, including the timing, completion and anticipated benefits of the Transaction, and are subject to numerous risks and uncertainties, including those relating to the Company, Axiom, the ability to complete the Transaction, obtain required approvals, satisfy financing conditions, levels of shareholder redemptions and the future performance of the combined company, any of which could cause actual results to differ materially from those expressed or implied. In accepting to receive this document, you acknowledge that you will be solely responsible for your own assessment of the market and the market position of the Company, and of the Company's securities, assets, and liabilities or any part thereof, and that you will conduct your own analysis and be solely responsible for forming your own view of the value and potential future performance of the same. You should not rely on any such forward-looking statements in making any investment decision. No representation or warranty is made as to the achievement or reasonableness of, and no reliance should be placed on, such forward-looking statements. In addition, recipients should carefully consider the risks, uncertainties and other cautionary statements described elsewhere in this presentation, including those relating to the Company, Axiom, the Transaction, the combined company and the industries in which they operate. Recipients should also review the risk factors and other disclosures contained in Axiom's filings with the Securities and Exchange Commission ("SEC"), available at www.sec.gov, together with any future filings relating to the Transaction. Market Information. Information contained in this document concerning the Company's business and the markets in which it operates, including the Company's general expectations and market position, market opportunity, and market size, is based on information from the Company's management's estimates and research, as well as from industry and general publications and research, surveys, and studies conducted by third parties. In some cases, no express reference is made to the sources from which this information is derived. Management estimates are derived from industry and general publications and research, surveys, and studies conducted by third parties and the Company's knowledge of its industry and assumptions based on such information and knowledge, which the Company believes to be reasonable. In addition, assumptions and estimates of the Company's and its industry's future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause the Company's future performance and actual market growth, opportunity, and size and the like to differ materially from its assumptions and estimates. Distribution Restrictions. This document does not constitute an offer of securities for sale and is not for transmission to, publication or distribution or release in, the United States of America (including its territories and possessions, any state of the United States of America, and the District of Columbia) ("United States"), Canada, Australia, Japan, or the Republic of South Africa, or to any other country where such distribution may lead to a breach of any law or regulatory requirement. Relevant Persons. This document is only addressed and directed at professional institutional investors who are: (a) persons in member states of the European Economic Area who are "qualified investors" within the meaning of the Prospectus Regulation (Regulation 2017/1129) (the "Prospectus Regulation"); (b) persons within the United Kingdom who are qualified investors within the meaning of the Prospectus Regulation as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018 who have professional experience in matters relating to investments and who fall within the definition of "investment professionals" in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended), or are high net worth companies, unincorporated associations or partnerships, or trustees of high value trusts as described in Article 49(2) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended), and investment personnel of any of the foregoing (each within the meaning of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005); (c) persons in the United States reasonably believed to be "qualified institutional buyers" as defined in Rule 144A under the US Securities Act of 1933, as amended (the "Securities Act") or institutional "accredited investors" (as defined in Rule 506 of Regulation D); (d) persons in Canada who are both Accredited Investors and Permitted Clients (in each case as defined under the securities laws of the applicable Canadian provinces of Alberta, British Columbia, Ontario, Quebec, or Manitoba); and (e) persons in other jurisdictions to whom it may otherwise lawfully be communicated (all such persons together being referred to as "Relevant Persons"). This document must not be made available to or relied on by persons who are not Relevant Persons, and no investment activity referred to in this document will be engaged in except with Relevant Persons. Securities Act Restrictions. By accepting this document, you represent, warrant, and agree that you are a Relevant Person. Any securities offered by the Company have not been and will not be registered under the Securities Act, or under any applicable securities laws of any state or other jurisdiction of the United States. Subject to certain exceptions, none of the securities of the Company may be offered, sold, taken up, resold, transferred, or delivered, directly or indirectly, into or within the United States unless registered under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements and in accordance with any applicable securities laws of any state or other jurisdiction of the United States. Intellectual Property. Nothing in this document shall be construed as granting any license, right, or interest in or to any patent, trade secret, proprietary algorithm, software, or other intellectual property of the Company or its affiliates. All intellectual property rights in the contents of this document remain the exclusive property of the Company. AML/Sanctions Compliance. By accepting this document, you represent and warrant that: (a) you are not a person or entity identified on any sanctions list maintained by the U.S. Department of the Treasury's Office of Foreign Assets Control ("OFAC"), the European Union, the United Kingdom, the United Nations, or any other applicable governmental authority; (b) you are not located in, organized under the laws of, or ordinarily resident in any country or territory that is the subject of comprehensive sanctions; and (c) the funds you would use to subscribe for any securities in any future offering are not derived from any unlawful activity. Data Protection. Personal data relating to recipients of this document may be collected and processed by the Company and the Bank in connection with the Transaction. Such processing will be conducted in accordance with applicable data protection laws, including the Swiss Federal Act on Data Protection and, where applicable, the General Data Protection Regulation (EU) 2016/679. Governing Law. The terms and conditions set out in this disclaimer, and any non-contractual obligations arising out of or in connection with this document, shall be governed by, and construed in accordance with, the laws of Switzerland. Any disputes arising in connection with this document shall be subject to the exclusive jurisdiction of the courts of Zurich, Switzerland. By reading a copy of this document, you agree to be bound by the foregoing terms, conditions, restrictions, and limitations. For the attention of the recipient only and not for distribution.

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (4) Strictly Private & Confidential Strictly Private & Confidential 4 • Quantum physicist and deep-tech entrepreneur with a strong background in finance and consulting • Research background at CERN, specializing in quantum physics • Broad spectrum of experience in high level management functions (CEO, CFO) in large banking corporations or owner-managed companies • Advisor to private equity funds and active contributor to the European quantum ecosystem Markus Pflitsch CEO & Founder • Finance and strategy leader with 20+ years of experience across DeepTech, M&A, and capital markets • Former Managing Director at Arma Partners, advising on DeepTech and FrontierTech transactions • Background in investment banking at Morgan Stanley and Perella Weinberg Partners and operations at BlackBerry • PhD in Physics from the University of Cambridge; expertise at the intersection of technology and finance Dr. Eike Marx CFO & CSO • Quantum computing expert and leader in quantum software and applications • Member, Board of Trustees at the International Foundation of AI & QC • Special Advisor to the Quantum Strategy Institute; Advisor at KI Park • Co-author of Germany's National Roadmap for Quantum Computing • Former Director Software Innovation Center (incl. Quantum Computing) Volkswagen Group and IT Strategy Volkswagen Group Region Americas Dr. Florian Neukart Chief Technology Officer Today's Speakers • Entrepreneur and investor with experience across telecom, energy, and emerging technologies • Founder & CEO of Axiom Intelligence Acquisition Corp (NASDAQ: AXINU), a $200M SPAC • Background in telecom infrastructure, renewable energy, and advising UK government on tech policy • Active investor in DeepTech, including quantum computing and AI Doug Ward CEO & Director

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (5) Strictly Private & Confidential Strictly Private & Confidential 5 Source: Company Information, SPAC Research. Axiom is the Right Partner to Take Terra Quantum (TQ) Public Competitive Advantage 100+ Partners & Relationships in AIAC's Network • One of the most advanced and commercially focused quantum technology companies globally • Combination of scientific excellence, proprietary technology, enterprise adoption with 200+ expert physicists, engineers & industry leaders • Visionary leadership, along with a strong track record of building and scaling DeepTech companies Partnership with Terra Quantum Deep Operating Experience ~140 Combined Years of Leadership Experience • Led by seasoned executives with Goldman Sachs, Deutsche Bank, Nomura, Citi & HSBC backgrounds • Prior experience in infrastructure, telecommunications and capital markets • Thematic focus on high-growth, disruptive platforms across AI, quantum, digital infrastructure and telecom • Deep relationships across North America and Europe • Value creation through AI-driven technology overlays on traditional infrastructure assets to unlock growth • $200M in IPO proceeds provides strong funding certainty and execution flexibility for the right target • Axiom's management desired to partner with an exceptional company defining the future of an important industry • Public market access and potential new financing to expand R&D, enterprise sales, quantum security offerings, strategic partnerships, & international operations across North America, Europe, the Middle East, and Asia-Pacific

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (6) Strictly Private & Confidential Strictly Private & Confidential 6 Quantum is the Most Disruptive Technology of the Century (1) BCG, (A) What Happens When 'If' Turns to 'When' in Quantum Computing?, July 2021 & (B) The Long-Term Forecast for Quantum Computing Still Looks Bright, July 2024 (2) McKinsey, What is Quantum Computing?, March 2025 Quantum Computing Will Enable Major Technological Breakthroughs Across Industries...(1) ... Bringing a Massive Market Opportunity for Terra Quantum's Addressable Market Medicine & Chemicals $60B-$130B Aerospace & Defense $30B-$70B Financial Services $70B-$135B Clean Energy $10B-$30B Next Gen Batteries $20B-$40B Ad Optimization $50B-$100B Network Optimization $50B-$100B Automotive Up to $10B Quantum Incubator Quantum Cybersecurity Quantum AI $1.3Tn 2035 Value Creation Opportunity(2)

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (7) Strictly Private & Confidential Strictly Private & Confidential 7 Quantum AI Quantum Cybersecurity TQ.X State-of-the-art & Physics-driven Algorithm & Software for Optimization, Machine Learning, Orchestration & Simulation A Comprehensive Suite of Robust Quantum-safe Security Solutions through Our Proprietary QKD Products, PQC Software, & QRNG Solutions An Incubator for High Value Quantum Projects Across Several Industries 7 TQ Operates a Comprehensive Quantum-as-a-service Platform ✓ World Record Fibre-optic network secured through QKD which is >10,000x faster than the second best(2) ✓ >15x Faster & more accurate optimisation(1) ✓ Up to >200x improvement in simulation efficiency, enabling accurate results with materially fewer data points(1) ✓ ~30% Faster machine learning(1) ✓ Disruptive Products in Chips, Chemistry, Sensors & Detectors ✓ Unlocks commercial quantum advantage for customers by streaming quantum computing from the Cloud Source: (1) Perelshtein et al., Practical Application-Specific Advantage through Hybrid Quantum Computing, 2022. (2) Aliev et al., Experimental demonstration of scalable quantum key distribution over a thousand kilometers, 2023 ✓ One of the most comprehensive open-source, NIST-compliant PQC libraries with access to true random numbers via QRNG for secure cryptographic operations ✓ Demonstrated commercial traction with enterprise customers such as Thales, Uniper and Honda ✓ Awarded multiple contracts from public and private entities including the U.S. Air Force and Melita ✓ Proprietary quantum hypervisor merging quantum and high- performance computing Strictly Private & Confidential

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (8) Strictly Private & Confidential Strictly Private & Confidential 8 TQ has a Proven History of Delivering Quantum Solutions to Global Stakeholders Source: Company Information. (1) Includes Granted, Filed & In Process (2) Excludes few leading OEMs, technology companies, financial services companies and a U.S.-based Space agency (3) Since 2023 (4) FTEs and Close Network of Advisors Founded 2019 Headquarters St. Gallen Switzerland Funding (US$) $100M+ Patents(1) 100+ 100+ Global Recognitions(3) 200+ Team Size(4) 100% certified 10+ Certifications / Standards 25+ Enterprise Customers(2) 10+ Key Integrations Research Engineers >70% PhDs >35% Senior / Junior Team Members >50% Industry-leading Talent Pool that Combines Deep Science & Commercial Expertise

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (9) Strictly Private & Confidential Strictly Private & Confidential 9 We Solve Complex Software Challenges through Hybrid Quantum Computing Sample Need for exponentially more data Build Misfit of models to the underlying task Computational Need for computational models Quantum Timeline Longer-tail maturity of quantum hardware Integration Evolving software / AI landscape Data Risk Growing security threat with advent of AI Immediate access to quantum-enhanced solutions running on high-performance classical hardware and simulated logical qubits Enterprise grade security (on-cloud or on-premise), data protection & Standards-compliant (NIST, ETSI, ISO) designed for critical infrastructure Dramatically enhances prediction accuracy, speed and reduce compute times and operational costs through optimized resource-usage Data prediction / generation, Simulation & Black- box Optimization & Combinatorial optimization for minimizing need for new data Cloud & hardware-agnostic infrastructure compatibility & seamless integration with existing workflows Easy access (web interface, Python SDK, CLI tools) & low-code graphical interface, with complete documentation for any user Quantum AI

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (10) Strictly Private & Confidential Strictly Private & Confidential 10 We Have Industrialized Quantum with a Leading Quantum Software Platform Systems / Platforms APIs | Files Cloud Storage ERP/CRM Data Databases Other Sources ... Custom Applications Integrate into client systems Drug Discovery Process Optimization Derivatives Pricing ... Cloud Products (e.g. S/4HANA) Edge Computing Devices ... Quantum & Classical Hardware Trapped-Ion QC | Superconducting QC | Photonic QC | Quantum Annealer | Hyperscaler | ... TQoptimaX ClearVu Analytics TQchem TQrouting TQ42 STUDIO Enterprise-grade Quantum-as-a-Service Product Suite TQOpt Q-Optimization Quantum AI Hub No-code Hub for Quantum MLv Qode Engine Production-ready Quantum Solutions TQ-GenAI TQ-AgenticAI Core Services Cloud-Agnostic | SDK | Identity & Access Management | Enterprise-grade Security & Functions TetraBox Q-Simulation TQml Q-ML Library End-to-end Platform Agnostic Greater Accuracy & Speed Low-code & Accessible Quantum AI Q-bridg (Agentic Middleware)

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (11) Strictly Private & Confidential Strictly Private & Confidential 11 11 TQ42 has Already Created Significant Value for Large, Enterprise Customers Quantum AI Industrial Optimization Unlocking Efficiency in Production and Manufacturing Simulations Routing & Logistics Unlocking Operational Efficiency Through Superior Performance AI Energy Forecasting Enhancing Solar Power Forecasting Accuracy and Power Grid Stability Defense & Security AI Enhancing Threat Detection and Operational Decision-Making in Complex Environments Production Optimization Enhancing Steel Production Efficiency: Optimizing Blast Furnace Operations Financial Services Optimizing Risk Management, Derivatives Pricing, and Portfolio Analysis Workflow Scheduling Enhancing Efficiency and Reliability in Highly Complex Mission Planning – Unlocking New Revenue Note: Logos only represent publicly announced case studies.

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (12) Strictly Private & Confidential Strictly Private & Confidential 12 Combining Enterprise Deployment Today with Long-term Quantum Upside Enterprise Ready Today Transformational Performance Quantum Safety Quantum Hardware Players ~ TQ Differentiation Enterprise-ready Solutions with Proven Results • Robust pipeline for unlocking near-term revenues • No dependency on future hardware / modality • Enterprise deployment of revenue-generating use cases Quantum Inspired AI Vendors Classical HPC / AI Vendors Quantum Software Providers ~ Wins vs. Other Quantum Offerings • Single platform across classical, hybrid, and quantum • No binary technology risk • Exponential scale & advantage as quantum hardware matures Agentic Quantum Accessible Solution Modality Agnostic Integration ~ ~ Quantum AI

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (13) Strictly Private & Confidential Strictly Private & Confidential 13 Clear & Present Danger • Threat: State actors target military C2, energy systems, and satellites • Impact: Government network attacks, GPS spoofing, secure-comms disruption Future-proof Risk • Threat: Quantum attacks could decrypt classified and defense communications • Impact: Adversaries harvesting encrypted traffic today ("store now, decrypt later") Critical Exposure • Threat: Critical infrastructure is digitized but not quantum-secure • Impact: Disruption of power grids, telecom backbones, and satellite services Current Encryption Methods are Outdated & Vulnerable to Quantum Hacks The "store now, decrypt later" risk means that sensitive data— whether classified, financial, or personal — may already be vulnerable to future quantum attacks Most Industries Are Preparing for Q-day(1) Which is Expected in or before 2030 to Address Several Major Implications In contrast, Y2K was a known deadline that the world solved with 7 years of coordinated action & $300Bn spent As AI & Quantum Computing Accelerate, Today's Encryption Methods Face an Undeniable Threat Most of the data and digital infrastructure including the internet and crypto is encrypted today based on RSA and ECC-based algorithms Quantum Cybersecurity (1) Hypothetical moment when a sufficiently powerful quantum computer can break widely used encryption (like RSA and ECC), making today's secure communications and data suddenly vulnerable to decryption.

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (14) Strictly Private & Confidential Strictly Private & Confidential 14 We are Solving the Next Largest Security Challenge Faced by ALL Industries Computational Hardness Quantum computers can crack today's encryption algorithms Randomness Classical random number generators are predictable and vulnerable to exploitation Unbreakable Key Distribution Encryption keys can be silently stolen in transit without detection Quantum Key Distribution Products Uses quantum properties of light to distribute encryption keys that ensures secure key exchange with real-time detection of eavesdropping, vital for protecting data in transit Post Quantum Cryptography Software Algorithms that leverage more complex math to secure data against quantum attacks & critical to replace legacy encryption Quantum Random Number Generator True randomness generation, ensuring high- quality, unpredictable cryptographic keys that are essential for generating secure keys to avoid potential breaches Quantum Cybersecurity

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (15) Strictly Private & Confidential Strictly Private & Confidential 15 Systems Protected Data at Rest Data in Transit Authentication Use Cases Licensing TQ42 Cryptography Open-source post-quantum cryptography library Symmetrical Encryption Hash functions Our Modular Security Suite Protects Today's Digital Infrastructure from Tomorrow's Threats Files & Docs Databases Cryptographic Keys Classic quantum-resistant algorithms Key Encapsulation Digital Signature Asymmetric post-quantum algorithms Key Management & Core Services Secure file deletion, pseudo random key generation, encrypted saving to file system Upgrade to Highest Level of Security Introducing Entropy-as-a-service (QRNG) and Quantum Keys-as-a-service (QKD) Smart home / IoT WiFi Security Blockchain Information Sharing Encrypted Storage AGPLv3 Commercial Contributor (coming soon) APIs & web traffic Cloud storage Device Comms Digital Signatures Quantum Cybersecurity

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (16) Strictly Private & Confidential Strictly Private & Confidential 16 ...Through our Quantum-secure Network-Suite that has All Modules Working in Concert Quantum Cybersecurity Client Application 1. Generate PQC key pair 8.1 Derive KEK using PQC private key 8.2 Decrypt key materials 2. Get Key Materials (PQC public key) 7. Encrypted Key Materials, Encapsulated KEK << Web Application >> Keys API 4. Generate Key Encryption Key 5. Encrypt Key Materials with Key Encryption Key 6. Encapsulate Key Encryption Key with PQC public Key Alice Bob Client Application Client Application 3. Obtain entropy for key (QRNG source) (1) Based on a combination of reflectometry and transmitometry

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (17) Strictly Private & Confidential Strictly Private & Confidential 17 17 Problem & Opportunity • Facing relentless cyberattacks with over 12,000 incidents since 2015 • Potential to disrupt operations, compromise data, and pose risks to national security Solution(1) • Delivered quantum-resistant communication software for securing defense networks • Built PQC solution for DDIL environments, enabling secure communications in low-bandwidth, disrupted settings • Enabled full-network simulation and testing, including real-world conditions like outages and jamming • Made existing infrastructure quantum-secure, avoiding need for new hardware Problem & Opportunity • Quantum computing threatens telecom encryption on live fiber networks • Needed to secure national infrastructure without replacing Melita's deployed fiber • Deployed quantum-secure communication software on live telecom infrastructure • Enabled PQC-secured data transmission over existing fiber networks • Integrated with classical telecom systems, avoiding need for new hardware • Demonstrated real-world readiness of quantum-safe networking at scale Solution(2) We are Delivering Quantifiable Economic Benefits to Blue Chip Customers... Quantum Cybersecurity Milestones(1) • SBIR Phase I & II demonstrated feasibility; Phase III beginning • In 2026, deployments transitioned from R&D to active operational testing • Testing: Developed &validated quantum-secure networking capabilities • Live Deployment: Transitioned to real-world telecom infrastructure testing and operation Milestones(2) (1) Air Force Tests Terra Quantum System for Secure Data Transmission, QuantumZeitgeist (2) Terra Quantum brings quantum-secure communications to live telecom infrastructure, QuantumZeitgeist Note: Customer references, government engagements and deployment examples referenced herein may include a combination of commercial contracts, pilot programs, proof-of-concept deployments, research collaborations and other strategic engagements. References to third-party organizations, including governmental entities, do not constitute endorsements, certifications or guarantees of future procurement or commercial adoption

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (18) Strictly Private & Confidential Strictly Private & Confidential 18 ...With a Truly Differentiated Offering & Commercial Strategy Enterprise Ready Today Diversification of Offerings Transformational Performance Quantum Safety Quantum Hardware Players ~ PQC Vendors QRNG Vendors ~ Classical Cybersecurity Vendors ~ TQ Differentiation Ready to Deploy Solutions • Telco-grade QKD + high-performance QRNGs • NIST-certified PQC library • Deployable in edge networks QKD Vendors Robust Security Suite • Our Patented QKD Leverages Advanced Technologies to Deliver High-Speed, Quantum-Secure Global Communications • By utilizing truly random numbers, generated using QRNG, organizations can guarantee secure communications and balanced statistical modeling • A comprehensive library with professional developer documentation and open-source access through TQ42 Cryptography Quantum Cybersecurity

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (19) Strictly Private & Confidential Strictly Private & Confidential 19 (1) Stands for negative capacitance field-effect transistor: field-effect transistor with integrated ferroelectric negative capacitance, which promises to break fundamental limits of power dissipation known as Boltzmann tyranny. Terra Quantum puts forth an NC-FET design with the stable reversible static negative capacitance, using dielectric coating of the ferroelectric capacitor to enable the tunability of the negative capacitance, improving tremendously the performance of the field-effect transistors. Source: Luk'yanchuk et al., 2022. Note: Certain technologies and initiatives described herein remain in research, validation, prototype and/or early commercialization stages and may be subject to significant technical, regulatory, manufacturing and market adoption risks TQ is making significant investments in promising technologies, which we aim to bring to market through JVs with industry leaders NC-FET(1) 1,000x reduction in microelectronic components' energy consumption • We believe who owns this chip will have a strong command over the AI infrastructure • NC-FET technology is transformative across multiple chip architectures (GPUs, CPUs, TPUs, LPUs and QPUs) TQChem Our physics-driven AI platform supercharges discovery workflows in Chemistry • From Hit Identification to Lead Optimisation, we design novel lead candidates where standard AI stops • 'Undruggable' Targets • Entering New Modalities • High-Complexity Protein-Ligand Interactions Our Quantum Incubator is Delivering Significant Business Opportunities Sensors, Detectors, Qubits Novel superconducting quantum chip design (the "Flowermon") and high-temperature qubits • We believe our Superconductivity will unlock current bottlenecks in systems' scalabilities • We also pave the way towards room- temperature superconductivity TQ.X Vision Impact

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (20) Strictly Private & Confidential Strictly Private & Confidential 20 GUARD-UV QMware Medical Devices Laser (1) Low-powered laser system for use in arthroscopic procedures to treat cartilage lesions and reduce pain in early-to-mild stages of knee osteoarthritis (OA) Vision Impact Cure currently untreatable orthopaedic, cardiology and ophthalmology conditions • Family of novel, minimally invasive treatment technologies with IP and partnerships already secured to unlock New Frontiers in Healthcare and Precision Treatment • Creating automatic feedback devices CAD rendering of orthopaedic laser console and sterile fiberoptic delivery system(1) World's first global ultraviolet sensing network leveraging our proprietary single-pixel-camera technology • Unlock continuous monitoring of solar-driven UV variability and atmospheric filtering • Expected advances in climate science, space weather prediction, and planetary exploration • Creating a new standard for distributed environmental sensing Our Quantum Incubator is Delivering Significant Business Opportunities (Cont.) TQ is making significant investments in promising technologies, which we aim to bring to market through JVs with industry leaders Fully integrated end-to-end Hybrid Quantum Computing Solution • The physical integration of Quantum Control Hardware (FPGA, DAC, ADC, LASER, MW & RF Generators) will provide lower communication latency & less quantum operation and thereby boosts the overall performance of the system Quantum Hardware Partners QUANTUM HYPERVISOR Classical HPC TQ.X

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (21) Strictly Private & Confidential Strictly Private & Confidential 21 Quantum AI Proven History of Building & Deploying Solutions to Stakeholders Quantum Cybersecurity TQ.X TQrouting Quantum optimizer that outperforms all major classical solvers QKD First urban deployment (Vienna demo) — moves from lab to real infrastructure NC-FET Patented ferroelectric gate stack FET method — IP protection on a transistor architecture with photonics + memristor + hybrid quantum potential QML First real industry validation of quantum ML; deployments at Uniper, Honda, Thales & VW TQchem Conformer search 24× faster — major drug discovery speed-up; first pharma client through Evonik QKD 1,707 km lab record — nearly doubled the previous 1,079 km record in a single year QKD First secure, tamper- proof optical amplifiers — a foundational physics breakthrough enabling long-range quantum key distribution Cardio Laser Lab prototype tested on human ex vivo arteries — first human-tissue validation Orthopedic Laser FDA pre-submission passed — critical regulatory gate cleared 3 years after proof-of- concept Full Suite Generalized product / services available & commercialization Full Suite Commercialize offering & Continue R&D on newer products Existing & New Products Product finalization, approvals & early commercialization 2021 - 2023 2023 2025 2027+ 2026 TQrouting 27 new world records via CVRPLib challenge — positions as global leader in vehicle routing optimization QML Simulator 300× speedup — massive inference acceleration; client EDP onboarded Network Simulator Custom Air Force solution delivered — first major defense customer win Guard-UV Prototype development (concept to proto in 1 year) & rapid product launch ramp on the roadmap TQchem TQIgnite 60× faster chemistry; internal pipeline active — crossing into commercial drug discovery 2023 2024 2026 2027+ 2025 PQC Product commercially available QKD Installed in Melita; key rate improvements 2022 2024 2025 2027+ 2026

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (22) Strictly Private & Confidential Strictly Private & Confidential 22 A Compelling Commercialization Strategy to Unlock Near-term Revenues • Sell measurable performance gains (speed, accuracy, cost reduction) via pilots that convert to enterprise deals • Lead with TQ42 Studio as a scalable SaaS / license platform • Target industry-specific use cases such as finance, energy, logistics and life sciences • Land-and-expand through long-term software subscriptions • Co-develop with semiconductor, HPC, and system integrator partners • Focus first on high-value niches such as AI accelerators, quantum control, low-power compute • Use flagship benchmarks to pull demand downstream • License IP and designs rather than manufacture chips directly • Sell on urgency and compliance for governments, telco, critical infrastructure • Package end-to-end security stacks rather than point products • Prioritize deployment on existing infrastructure to lower adoption friction • Drive recurring revenue via licenses, managed services, and upgrades Quantum AI Quantum Cybersecurity TQ.X

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (23) Strictly Private & Confidential Strictly Private & Confidential 23 Targeted Attractive Product Economics for Quantum AI & Cybersecurity Revenue Model Expected Gross Margin Commentary Quantum AI Platform Fee / Seat License Annual Recurring Top Quartile • Core platform ARR and control plane revenue Usage Fee Variable Top Quartile • Production applications across finance, routing, chemistry, simulation, optimization, ClearVu and QAI Hub • Contractual share of verified savings, incremental EBITDA, pricing alpha or optimization uplift Quantum Cybersecurity PQC Software Annual Recurring Top Quartile • PQarc, PQC, KMS, QRNG and managed quantum-safe migration Quantum Key Distribution Products Reoccuring Lower 2nd to Higher 3rd Quartile • QKD / QCKD pilots, network deployments, QRNG / KMS appliances and critical infrastructure deployments Quantum Random Number Generators Reoccuring Lower 2nd to Higher 3rd Quartile • Paid discovery, PoCs, implementation, integration, customization and assessments Continuous monitoring & assessment with required implementation, integration, customization Annual Recurring Top Quartile • Contractual share of verified savings, incremental EBITDA, pricing alpha or optimization uplift Source: Based on management's estimates and company data.

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (24) Strictly Private & Confidential Strictly Private & Confidential 24 74 7 12 22 14 1 1 1 2 3 5 3 2 1 74 41 8 13 9 7 3 1 Source: Company information, VDD report on IP, by Steinbeis + Akademie GmbH, Prof. Dr. Alexander J. Wurzer, Leiter des Steinbeis-Transfer-Institut Intellectual Property Management (1) Excludes patents owned by QMware (2) Filed = inner circle; granted = outer circle Due to the fundamental nature of many of Terra Quantum's patent families, we have the potential to unlock multibillion-dollar markets # of Cumulative Patents(1) 41 115 Patents in Process Total Patents Quantum computing Cryptography Machine learning New devices Metrology & sensors MRI scanner QRNG Analysis of medical data Q-Networks Patents Filed / Granted Filed: 60 Granted: 14 (2) Built a Game Changing IP Portfolio Comprised of Many Potential Unicorns Top 20 QC Held in Europe Top 50 QC Held Globally Largest Portfolio in Quantum Software Top 3 Quantum Security & Communication 41 59 78 88 97 101 105 108 115 Jun-21 Dec-22 Oct-23 Jan-24 Jun-24 Dec-24 Jun-25 Dec-25 May-26

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (25) Strictly Private & Confidential Strictly Private & Confidential 25 SOURCES Terra Quantum Rollover Equity $3,500 SPAC / PIPE Investors $100 Total Sources $3,600 Valuation • Terra Quantum valuation of $3.5B • Transaction implies ~$3.6B pro-forma enterprise value Financing • Assumes Terra Quantum raises $100M from a combination of PIPE and SPAC cash in trust • Uses of funds include development of new & existing products & commercialization Structure • Terra Quantum shareholders would rollover 100% of their equity and are expected to own ~95% of the pro forma business Transaction Highlights USES Equity to Terra Quantum $3,500 Cash to Balance Sheet $85 Illustrative Transaction Expenses $15 Total Uses $3,600 Shares Outstanding (Millions) 366.7 Share Price ($) $10.00 Equity Value $3,667 (-) PF Net Cash ($85) Enterprise Value $3,582 Pro-Forma Valuation ($ Millions) Shares (Millions) % Own. Terra Quantum 350.0 95.5% SPAC / PIPE Investors 10.0 2.7% Sponsor 6.7 1.8% Pro-Forma Ownership(1) Sources & Uses ($ Millions) Illustrative Transaction Overview (1) Does not include impact of public and private warrants. Note: Illustrative transaction terms, ownership assumptions and valuation metrics are preliminary, subject to change and provided solely for discussion purposes

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (26) Strictly Private & Confidential Strictly Private & Confidential 26 Public Comparable Company Universe (1) Factset data as of 6/4/2026. Xanadu and Infleqtion enterprise values are estimated based on gross proceeds raised figures. Note: Comparable company information is provided solely for illustrative reference purposes and does not imply that Terra Quantum is directly comparable to any selected peer across all operational, technological or financial metrics. Represents companies that are public today. ~$3.6B Pro Forma Enterprise Value Today's Comparables Potential Long-term Profiles ~$10.7B Average Enterprise Value(1) Target

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (27) Strictly Private & Confidential Strictly Private & Confidential 27 We Believe Terra Quantum is Winning the Quantum Tech Race Targeting a massive market opportunity across Quantum AI and Quantum Cybersecurity with long-term hardware upside Demonstrated commercial traction with enterprise customers, blue-chip partners, and real-world integrations with compelling near-term revenue opportunities Scalable, asset-light SaaS and licensing model enabling recurring revenue while minimizing capital intensity and manufacturing risk 1 2 3 4 Deployment-ready, tech-agnostic & globally recognized quantum platform delivering measurable performance gains today without reliance on future breakthroughs Strong competitive moat underpinned by a proprietary technology stack, and a world-class team of quantum experts 5 Note: Statements regarding market leadership, competitive positioning, commercialization opportunities and performance expectations reflect management's current views and are subject to technological, operational, regulatory and market-related uncertainties.

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (28) Strictly Private & Confidential Strictly Private & Confidential 28 Glossary of Terms PQC (Post-Quantum Cryptography) Algorithms designed to be secure against quantum computers, running on traditional hardware. It is currently being standardized by NIST and is suitable for widespread, software-based deployment QKD (Quantum Key Distribution) Uses quantum mechanics to share encryption keys securely, providing "information-theoretic security." It requires special fiber optic hardware, with distance limitations, acting as a niche solution for highly sensitive data QRNG (Quantum-Random Number Generator) Is a hardware device that uses the inherently unpredictable nature of quantum mechanics to produce truly random numbers PRNG (Pseudo-Random Number Generator) A classical algorithm that produces random numbers, often used for key generation. However, it is deterministic and potentially vulnerable to quantum AI attacks, requiring replacement with true random numbers for high-security applications Quantum-as-a-Service Cloud-based model that gives users remote access to quantum computing hardware, simulators, and tools without needing to own or maintain the technology NC-FET Negative Capacitance Field Effect Transistor GUARD-UV Global Ultraviolet Atmospheric and Radiation Dynamics - Ultraviolet Flowermon A superconducting qubit based on twisted cuprate van der Waals heterostructures Q-Day Hypothetical moment when a sufficiently powerful quantum computer can break widely used encryption (like RSA and ECC), making today's secure communications and data suddenly vulnerable to decryption. NIST National Institute of Standards and Technology Fault-tolerant quantum computing A form of quantum computing designed to continue operating accurately even when individual qubits or operations produce errors. It relies on error detection and correction methods so that computations can run long enough and reliably enough to solve useful problems

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (29) Strictly Private & Confidential Strictly Private & Confidential 29 Glossary of Terms (Cont.) Graphics processing unit (GPU) A specialized classical processor originally designed for graphics but now widely used for high-performance computing and artificial intelligence. In quantum systems, GPUs may be used to support demanding classical tasks such as decoding, simulation and real-time feedback High-performance computing (HPC) Advanced computing systems designed to process very large or complex workloads at high speed. HPC resources can be used alongside quantum systems for simulation, orchestration, data processing and hybrid quantum-classical computing tasks Logical Qubit A more reliable qubit created by combining many physical qubits together using error-correction techniques. Logical qubits are intended to preserve quantum information more accurately than individual physical qubits and are considered a key building block for large- scale, fault-tolerant quantum computing Quantum processing unit (QPU) The part of a quantum computer that contains the qubits and performs quantum operations. A QPU is the quantum counterpart to a classical processor, but it typically depends on extensive supporting control, readout and computing infrastructure

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (30) Strictly Private & Confidential Strictly Private & Confidential 30 Risk Factors The below list of risk factors has been prepared solely for purposes of the proposed private placement transaction (the "Private Placement") as part of the proposed business combination by and among Terra Quantum AG, Axiom Intelligence Acquisition Corp 1 ("Axiom") and the other parties thereto (the "Business Combination"), and solely for potential investors in the Private Placement, and not for any other purpose. All references to the "Company," "Terra Quantum," "we," "us" or "our" below refer to the Business of Terra Quantum AG. The risks presented below are certain of the general risks related to the Company's business, industry and ownership structure and are not exhaustive. These risks speak only as of the date of this Presentation and neither Terra Quantum nor Axiom Intelligence Acquisition Corp 1 ("Axiom") makes any commitment to update such disclosures. Investing in securities (the "Securities") to be issued in connection with the Business Combination involves a high degree of risk. You should carefully consider these risks and uncertainties, together with the information in the Company's consolidated financial statements and related notes, and should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in the Private Placement, before making an investment decision. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occurs, the Company's business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company's business, financial condition and/or operating results. If any of these risks or uncertainties actually occurs, the value of the Company's equity securities may decline, and any investor in the Private Placement may lose all or part of its investment. • Our business operates in an emerging industry characterized by evolving technologies, developing customer adoption patterns and uncertain commercialization timelines, which may make it difficult to accurately forecast future operating results and growth prospects. • Market adoption of quantum-safe technologies may occur more slowly than anticipated. Our estimates of market opportunity and forecasts of market growth may prove to be inaccurate. Even if the market in which we compete achieves its anticipated growth levels, our business could fail to grow at similar rates, if at all. • Global crises and geopolitical events can have a significant effect on our business operations and projections. • We depend on advances in technology by other companies and academic institutions, if those advances do not materialize, some of our products may not be successfully commercialized. • Our ability to compete successfully depends on our ability to continuously innovate, enhance existing products and services, introduce new products and services in response to rapid technological developments, evolving security threats and changing customer needs, execute our strategy effectively and achieve anticipated cost reductions. Failure to do so could render our quantum security solutions less competitive or obsolete and materially harm our business. • If we cannot maintain and enhance our brand or adequately commercialize our quantum security solutions, our business, results of operations and financial condition could be harmed. • Defects, errors or vulnerabilities in our products, the failure of our products to prevent a security breach or incident, misuse of our products, or product liability claims could adversely affect our reputation, business and operating results. • We rely on various intellectual property rights, including patents, licenses and trademarks, in order to operate our business, and the loss or impairment of these rights could materially harm our ability to develop and commercialize our products, services and solutions. • We may face patent infringement and other intellectual property claims that could be costly to defend, result in injunctions and significant damage awards or other costs. • Our success is highly dependent on the experience and skill of our board of directors, its executive officers and key employees. The loss of Markus Pflitsch, Dr. Florian Neurkart or Dr. Eike Marx could harm our business and operating results. • We are highly dependent on our ability to attract and retain senior executive leadership and key employees, such as cyber security experts, software engineers and other key technical employees, who are critical to our success. • Following the consummation of the Business Combination, our management will need to devote substantial time on maintaining and improving its internal controls over financial reporting and the requirements of being a public company which may, among other things, strain its resources and divert management's attention from the business. Our existing management team will also need to devote a substantial amount of time to compliance initiatives and add personnel in areas such as accounting, financial reporting, investor relations and legal in connection with operations as a public company. • As a provider of quantum cybersecurity and quantum-safe technologies, we may be a target of sophisticated cyberattacks, security breaches, or other disruptions that could adversely affect our business, reputation, and operating results. • Our future growth depends on our ability to attract new customers, including government entities and large enterprises, retain existing customers, increase customer adoption of our products and services, and successfully sell additional product, subscription and support offerings. Failure to do so could adversely affect our revenue, operating results and growth prospects. • We plan to rely on channel partners to sell our products, and if these channel partners fail to perform, our ability to sell and distribute our products will be limited and our operating results will be harmed. • If we cannot execute on our strategy, including due to changing customers, technologies and competitors, our results of operations could be harmed. • If we fail to maintain the efficiency of our supply chain, our business could be materially adversely affected. Because we depend on manufacturing partners to build and ship our hardware products, we are susceptible to manufacturing and logistics delays and pricing fluctuations that could prevent us from shipping customer orders on time, if at all, or on a cost-effective basis, which may result in the loss of sales and end-customers. • We operate in a highly regulated environment, and if we are found to be in violation of applicable laws or regulations, our business could suffer. • We intend to make sales to government entities and highly regulated organizations, which are subject to a number of challenges, procurement requirements and risks. • Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect us and our business, including Axiom, and our ability to consummate the Business Combination, and results of operations. • Our growth strategy and continued investment in research and development may require additional capital, which may not be available on favorable terms or at all. • Following the business combination, the exercise of warrants and other outstanding convertible securities may result in substantial dilution to shareholders of the combined company. • If a significant number of Axiom's ordinary shares are elected to be redeemed in connection with the Business Combination, the share ownership of the post-combination company will be highly concentrated, which will reduce the public "float" and may have a depressive effect on the market price of the shares of the post-combination company. Redemptions will also reduce the amount of capital available to the post-combination company following the Business Combination. • There can be no assurance that the post-combination company's securities will be approved for listing on the chosen stock exchanges or that the post-combination company will be able to comply with the continued listing standards of such stock exchanges. • Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination. • Some of Axiom's officers and directors may have conflicts of interest that may influence or have influenced them to support or approve the Business Combination without regard to your interests or in determining whether we are an appropriate target for Axiom's initial business combination.

M:\Terra Quantum AG ECM 12212023\Documents\3. PPT\5. MP\2024.06 - Voyager-42 Management Presentation v117.pptx 11/6/2024 12:01:56 AM (31) Strictly Private & Confidential Strictly Private & Confidential 31 Thank You